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                                                                  EXHIBIT 23.01

                         INDEPENDENT AUDITORS' CONSENT

  We hereby consent to the use in this Amendment No. 3 to Registration Statement No. 33-62737 on Form S-3 of our report included herein dated August 19, 1995 relating to the Consolidated Financial Statements of II-VI Incorporated and subsidiaries, to the incorporation by reference of our reports included in the Company's 1995 Annual Report on Form 10-K, and to the reference to our firm under the caption "Experts" in the Prospectus.

Alpern, Rosenthal & Company

Pittsburgh, Pennsylvania
October 17, 1995